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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2004-6)


                       Homestar Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                   333-116235                 90-0098699
           --------                   ----------                 ----------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

W. 115 Century Road                                                07652
Paramus, New Jersey                                               (Zip Code)
-------------------                                               ----------
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (201) 225-2006

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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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



Item 8.01. Other Events.
           ------------

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed the Securities and Exchange Commission of May 10, 2004); the unaudited consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the three and six month periods ended June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Securities and Exchange Commission on August 9, 2004); the unaudited consolidated financial statements of the Ambac Assurance Corporation and subsidiaries as of September 30, 2004 and for the three and nine month periods ended September 30, 2004 and September 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2004 (which was filed with the Securities and Exchange Commission on November 9,
2004), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004, August 20, 2004, October 20, 2004 and November 12, 2004, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in this prospectus supplement, and registration statement and shall be deemed to be a part hereof.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                           Item 601 (a) of
                           Regulation S-K
Exhibit No.                Exhibit No.               Description
-----------                -----------               -----------

1                          23                        Consent of KPMG LLP,
                                                     independent registered
                                                     public accounting firm of
                                                     Ambac Assurance
                                                     Corporation.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                         By: /s/ Frank Plenskofski
                                             --------------------------------
                                         Name:   Frank Plenskofski
                                         Title:  Vice President and Treasurer

Dated: November 17, 2004





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



                                  EXHIBIT INDEX

                  Item 601 (a) of                                               Sequentially
Exhibit           Regulation S-K                                                Numbered
Number            Exhibit No.               Description                         Page
------            -----------               -----------                         ----
I                          23               Consent of Independent Registered   7
                                            Public Accounting Firm of Ambac
                                            Assurance Corporation




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